UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 31, 2007

CORE MOLDING TECHNOLOGIES, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-12505	31-1481870
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 MANOR PARK DRIVE, P.O.BOX 28183, COLUMBUS, Ohio		43228-0183
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-870-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 31, 2007, the Board of Directors (the "Board") of Core Molding Technologies, Inc. (the "Company") amended and restated the Company’s by-laws (the "Amended and Restated By-Laws") effective as of such date. The amendments amended Sections 1, 2 and 3 of Article VI of the Company’s current By-Laws (the "Current By-Laws") in order to provide for the issuance and transfer of uncertificated shares of the Company’s capital stock, thereby enabling the Company to participate in the Direct Registration System (the "DRS"), as required by Rules 778 and 135 of the AMEX Company Guide. The DRS allows for book-entry ownership of stock or other securities without the issuance of physical certificates. A conforming amendment was also made to the Current By-Laws to reflect the Company’s current name as "Core Molding Technologies, Inc."

The foregoing description is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit 3.1 Amended and Restated By-Laws

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE MOLDING TECHNOLOGIES, INC.

January 4, 2008	By:	Herman F. Dick, Jr.

Name: Herman F. Dick, Jr.
Title: Vice President, Secretary, Treasurer and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated By-Laws